Exhibit 99.2

CARMICHAEL’S CASHWAY PHARMACY, INC.

AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Year Ended December 31, 2007 and 7 Months Ended

December 31, 2006

CARMICHAEL’S CASHWAY PHARMACY, INC. AND SUBSIDIARIES

TABLE OF CONTENTS

PAGE NUMBER
REPORT OF INDEPENDENT AUDITORS	2

FINANCIAL STATEMENTS

Consolidated Balance Sheets	3
Consolidated Statements of Income and Retained Earnings	4
Consolidated Statements of Cash Flows	5
Notes to Consolidated Financial Statements	6-12

REPORT OF INDEPENDENT AUDITORS

The Board of Directors

Carmichael’s Cashway Pharmacy, Inc. and Subsidiaries

Crowley, Louisiana

We have audited the accompanying consolidated balance sheets of Carmichael’s Cashway Pharmacy, Inc. and subsidiary as of December 31, 2007 and 2006 and the related consolidated statements of income and retained earnings, and cash flows for the year ended December 31, 2007 and the seven-month period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Carmichael’s Cashway Pharmacy, Inc. and Subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for the year ended December 31, 2007 and the seven-month period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 10 to the accompanying consolidated financial statements, the Company restated its consolidated financial statements for the correction of errors for the year ended December 31, 2007 and the seven-month period ended December 31, 2006.

/s/    Cherry, Bekaert & Holland, L.L.P.

Atlanta, Georgia

May 20, 2009

CARMICHAEL’S CASHWAY PHARMACY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

December 31, 2007 and 2006

(Amounts in thousands)

	(Restated) 2007	(Restated) 2006
ASSETS
Current Assets:
Cash and cash equivalents	$1,179	$541
Receivables - net of allowance for doubtful accounts of $1,558 at December 31, 2007 and $947 at December 31, 2006	5,456	3,734
Inventories	1,981	2,053
Prepaid expenses and other current assets	130	104

Total Current Assets	8,746	6,432

Property, Plant and Equipment, at cost
Vehicles	589	563
Durable medical equipment	2,222	1,659
Equipment and fixtures	1,117	1,009

Total	3,928	3,231
Less accumulated depreciation	1,957	1,483

Property, Plant and Equipment - Net	1,971	1,748

Goodwill	1,459	1,459
Other assets	3	3

Total Assets	$12,179	$9,642

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Bank overdraft	$—	$53
Accounts payable	1,624	1,234
Current portion of long-term debt	70	62
Accrued expenses and other current liabilities	750	532

Total Current Liabilities	2,444	1,881

Long-term Liabilities:
Long-term debt	9	19

Total Long-term Liabilities	9	19

Stockholders’ Equity:
Common stock, no par value:
5 shares authorized, 2 shares issued and outstanding	2	2
Additional paid-in capital	3	3
Retained earnings	9,721	7,737

Total Stockholders’ Equity	9,726	7,742

Total Liabilities and Stockholders’ Equity	$12,179	$9,642

See notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

FOR THE YEAR ENDED DECEMBER 31, 2007

AND 7 MONTHS ENDED DECEMBER 31, 2006

(Amounts in thousands)

	(Restated) YEAR ENDED DECEMBER 31, 2007	(Restated) 7 MONTHS ENDED DECEMBER 31, 2006
Revenue	$42,243	$18,575
Cost of Revenue	27,520	12,332

Gross Profit	14,723	6,243

Operating Expenses:
Salaries, wages and benefits	6,855	3,551
Provision for doubtful accounts	1,625	337
Supplies	284	143
Advertising	278	256
Purchased services	600	130
Other operating expenses	1,556	751
Rents and leases	291	176
Depreciation	514	241

Total Operating Expenses	12,003	5,585

Operating Profit	2,720	658

Other Income (Expense):
Interest income	56	47
Interest expense	(7)	(4)
Other	79	2

Total Other Income (Expense)	128	45

Net Income	2,848	703

Retained Earnings, beginning of period, as previously reported	7,737	7,757
Correction of an error	—	(395)

Retained Earnings, beginning of period, as restated	7,737	7,362
Dividends paid	(864)	(328)

Retained Earnings, end of period	$9,721	$7,737

See notes to consolidated financial statements.

CARMICHAEL’S CASHWAY PHARMACY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2007

AND 7 MONTHS ENDED DECEMBER 31, 2006

(Amounts in thousands)

	(Restated) YEAR ENDED DECEMBER 31, 2007	(Restated) 7 MONTHS ENDED DECEMBER 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,848	$703
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	514	241
Change in assets and liabilities:
Receivables	(1,722)	(849)
Inventories	72	(137)
Prepaid expenses and other current assets	(26)	(49)
Accounts payable	390	339
Accrued expenses and other current liabilities	220	(5)

Net cash provided by operating activities	2,296	243

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of Breath of Life	—	(800)
Acquisition of Central Pharmacy	—	(135)
Expenditures for property, plant and equipment	(714)	(373)

Net cash used in investing activities	(714)	(1,308)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	93	39
Payment of long-term	(120)	(18)
Bank borrowings - net	(53)	53
Dividends paid	(864)	(328)

Net cash used in financing activities	(944)	(254)

NET INCREASE (DECREASE) IN CASH	638	(1,319)

CASH
Beginning of period	541	1,860

End of period	$1,179	$541

SUPPLEMENTAL DISCLOSURE OF CASH
FLOW INFORMATION:
Cash paid for:
Interest	$7	$4

See notes to consolidated financial statements.

CARMICHAEL’S CASHWAY PHARMACY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2007

AND 7 MONTHS ENDED DECEMBER 31, 2006

(Amounts in thousands)

NOTE 1: NATURE OF BUSINESS

Carmichael’s Cashway Pharmacy, Inc. and subsidiaries (“Carmichael’s” or the “Company”) began operations in September of 1969 and was incorporated in the State of Louisiana on December 10, 1993. The Company offers long-term care pharmacies, infusion therapy, durable medical equipment and nutritional products to customers located primarily in Southern Louisiana. The Company is also engaged in the operation of several retail pharmacies and uniform shops.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Carmichael’s and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidation.

Management Estimates

The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue at the time the customer takes possession of the merchandise, when services have been rendered or upon delivery of equipment.

Cost of Revenue

The cost of revenue includes: the cost of merchandise sold during the reporting period and the related purchasing costs, warehousing and delivery costs (including depreciation), actual and estimated inventory losses, discounts earned and rebates.

Advertising

The Company charges the cost of advertising to expense as incurred.

CARMICHAEL’S CASHWAY PHARMACY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2007

AND 7 MONTHS ENDED DECEMBER 31, 2006

(Amounts in thousands)

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit and Supplier Concentration Risk

The Company is subject to credit risk in regards to accounts receivable. Concentration of credit risk with respect to receivables is limited due to the Company’s large number of customers. Any termination of, or adverse change in, the Company’s relationships with its key suppliers, or loss of the supply of one of the Company’s key products for any reason, could have a material adverse effect on the business and results of operations of the Company. One supplier accounted for approximately 81% of the Company’s revenues during the year ended December 31, 2007. The same supplier accounted for approximately 77% of the Company’s revenues during the seven months ended December 31, 2006

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. The Company maintains cash accounts at several financial institutions. Cash balances are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100 per institution. The Company may have deposits totaling amounts in excess of the federally insured limits from time to time.

Accounts Receivable

Trade accounts receivable are carried at their estimated collectible amounts. Trade credit is generally extended on a short-term basis; thus receivables do not bear interest, although a finance charge may be applied to amounts past due.

Allowance for Doubtful Accounts

Trade accounts receivable are periodically evaluated for collectibility based on past credit history with customers and their current financial condition, and are charged against the allowance for doubtful accounts when they are deemed uncollectible.

Inventories

Inventories consist primarily of purchased pharmaceuticals and durable medical equipment held for sale to customers. Inventories are stated at the lower of cost (standard cost method), or market. Use of this method does not result in a material difference from the methods required by generally accepted accounting principles in the United States of America.

CARMICHAEL’S CASHWAY PHARMACY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2007

AND 7 MONTHS ENDED DECEMBER 31, 2006

(Amounts in thousands)

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property, Plant and Equipment

Property, plant and equipment is stated at cost. Expenditures for property, plant and equipment and items which substantially increase the useful lives of the existing assets are capitalized at cost and depreciated. Durable medical equipment is available for rent to customers of the Company. Routine expenditures for repairs and maintenance are expensed as incurred. The cost and related accumulated depreciation of property, plant and equipment disposed of are eliminated from the accounts, and any resulting gain or loss is recognized.

Depreciation expense is provided using the straight-line method with rates based on the estimated useful lives of the individual assets which range from 3 - 15 years.

Goodwill

Goodwill represents the cost of acquired businesses in excess of fair value of identifiable tangible and intangible net assets purchased. Goodwill is tested at least annually for impairment, using a fair value methodology, in lieu of amortization. Goodwill was $1,459 on December 31, 2006 and 2007, respectively. No impairment of goodwill existed at either date.

Income Taxes

For income tax purposes, the Company has elected to be taxed as an S Corporation under the Internal Revenue Code and applicable state statutes. Accordingly, there is no provision for income taxes as the income, losses and credits are passed through to the stockholders.

NOTE 3: ACQUISITIONS

On November 1, 2006, the Company purchased 100% of the outstanding common stock of Breath of Life Home Health Equipment, Inc. (Breath of Life) for $800 cash. The following is a condensed balance sheet showing the purchase price allocation for this acquisition:

Current assets	$34
Property, plant and equipment	80
Goodwill	686

$800

CARMICHAEL’S CASHWAY PHARMACY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2007

AND 7 MONTHS ENDED DECEMBER 31, 2006

(Amounts in thousands)

NOTE 3: ACQUISITIONS (continued)

On November 1, 2006, the Company purchased the assets of Central Pharmacy Services, L.L.C. for $135. The following is a condensed balance sheet showing the purchase price allocation for this acquisition:

Current assets	$69
Goodwill	66

$135

NOTE 4: OPERATING LEASES

The Company leases durable medical equipment and two operating locations under operating leases. As of December 31, 2007, minimum future lease payments for each of the subsequent five years and in the aggregate were as follows:

Year ended December 31,
2008	$106
2009	91
2010	67
2011	54
Thereafter	—

Total	$318

Rent expense for the year ended December 31, 2007 was $291.

CARMICHAEL’S CASHWAY PHARMACY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2007

AND 7 MONTHS ENDED DECEMBER 31, 2006

(Amounts in thousands)

NOTE 5: LONG-TERM DEBT

Long – term debt consisted of the following:

	December 31,
	2007	2006
Note payable due April 2008	$5	$16
Note payable due July 2008	47	—
Note payable due July 2009	15	23
Note payable due October 2007	—	3
Note payable due May 2007	—	39
Capital lease obligations	12	—

Total	79	81
Less current maturities	(70)	(62)

	$9	$19

Note payable to a vehicle leasing company due April 2008 is payable in monthly installments of $1 and is secured by a vehicle.

Note payable to an insurance company due July 2008 is payable in monthly installments of $10 with an interest rate of 8.75% and is unsecured.

Note payable to a bank due July 2009 is payable in monthly installments of $1 with an interest rate of 6.75% and is secured by a vehicle.

The Company leases infusion pumps under capital leases expiring in 2009. The assets and liabilities are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are depreciated over the lower of the related lease term or its estimated productive life. Depreciation of the assets under capital leases amounts to $4 and is included in depreciation expense for the year ended December 31, 2007.

Following is a summary of equipment held under capital leases:

Equipment held under capital leases	$25
Less accumulated depreciation	(5)

Net equipment held under capital leases	$20

CARMICHAEL’S CASHWAY PHARMACY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2007

AND 7 MONTHS ENDED DECEMBER 31, 2006

(Amounts in thousands)

NOTE 5: LONG-TERM DEBT (continued)

The present value of minimum future lease payments under capital leases as of December 31, 2007 was as follows:

Year ended December 31,
2008	$10
2009	3
Less: Amounts representing interest	(1)

Present value of future minimum lease payments	$12

NOTE 6: COMMITMENTS AND CONTINGENCIES

The Company is subject to legal proceedings and claims which arise in the ordinary course of business. In the opinion of management, the disposition of these claims will not have a material adverse impact on the Company’s financial position or results of operations.

NOTE 7: RELATED PARTY TRANSACTIONS

The Company engaged in transactions with the following affiliated companies:

Carmichael’s Oakwood Apartments – 100% owned by stockholders of the Company

Helo Pharmacy Consulting Services, L.L.C. – 100% owned by stockholders’ daughter

These transactions resulted in the following amounts which are included in the consolidated financial statements for the year ended December 31, 2007:

Accounts payable	$3
Medical consultation expense	39
Rent expense	120

These transactions resulted in the following amounts which are included in the consolidated financial statements for the seven months ended December 31, 2006:

Rent expense	$70

CARMICHAEL’S CASHWAY PHARMACY, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2007

AND 7 MONTHS ENDED DECEMBER 31, 2006

(Amounts in thousands)

NOTE 8: 401(k) PROFIT SHARING PLAN

The Company contributes to a 401(k) Profit Sharing Plan that is a qualified plan under the Employee Retirement Income Security Act of 1974. All employees having at least twelve months of service are eligible to participate in the plan. In the year ended December 31, 2007, the Company matched 100% of employee contributions up to 4% of compensation. In seven months ended December 31, 2006, the Company matched 50% of employee contributions up to 6% of compensation. Retirement plan contributions made by the Company for the year ended December 31, 2007 was $149 and for the seven months ended December 31, 2006 was $58.

NOTE 9: SUBSEQUENT EVENTS

On April 22, 2008, Carmichael’s stockholders entered into a definitive stock purchase agreement, effective April 23, 2008, to sell the Company to SunLink Homecare Services, LLC, a subsidiary of SunLink Health Systems, Inc. (“SunLink”) for $24,000, consisting of $19,000 in cash, $3,000 in the form of a promissory note and $2,000 in shares of SunLink (equaling 334 shares).

NOTE 10: CORRECTION OF AN ERROR

The Company has restated its consolidated financial statements for the year ended December 31, 2007 and for the seven-month period ended December 31, 2006 to correct the accounting for certain assets and liabilities. The more significant changes consist of the carrying value of accounts receivable, previously expensed property and equipment, and the timing of the recording of certain accounts payable.

The following is the effect of this restatement:

	2007
	As Reported	Adjustments	Restated
Accounts receivable	$6,259	$(803)	$5,456
Other current assets	2,113	(2)	2,111
Other current liabilities	785	(35)	750
Retained earnings	10,491	(770)	9,721
Net income	3,197	(349)	2,848

	2006
	As Reported	Adjustments	Restated
Accounts receivable	$4,225	$(491)	$3,734
Other current assets	2,107	50	2,157
Property and equipment	1,679	69	1,748
Other current liabilities	1,443	323	1,766
Retained earnings	8,432	(695)	7,737
Net income	1,003	(300)	703